Armstrong World Industries Investor Presentation August 2021 Exhibit 99.2

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, the impacts of COVID-19 on our business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, July 27, 2021 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation All figures throughout the presentation are in $ millions and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation on a continuing operations basis (excludes corporate unallocated). Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted net sales, adjusted EBITDA, adjusted earnings per share (EPS) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earnouts, deferred compensation accruals(1), impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions. The Company excludes all acquisition-related amortization from adjusted earnings from continuing operations and in calculations of adjusted diluted earnings per share. Examples of other excluded items include plant closures, restructuring actions and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(2). Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. The deferred compensation accruals are for cash and stock awards that will be recorded over the vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

The Armstrong Purpose…more relevant than ever…Healthy Spaces It matters to us, and it matters to our customers

One of the Most Unique Companies in Building Products

Ceilings are an integral part of creating healthy spaces Ceiling Category Is Unique Within Building Products Uniquely positioned in an attractive & stable category 

Ceilings Leader with Stable Demand Drivers and Diversified Sectors 35 – 40B sq. ft. installed base provides an annuity from R&R activity Revenue Mix* By Sector By Project Office 30% Education 20% Retail 20% Sales are weighted towards repair & remodel (R&R) activity New vs. R&R split and diversified end-market sectors allows us to perform well in all parts of the cycle The large installed base is a highly valuable intangible asset and renovates at a rate of ~3% per year *Source AWI internal estimates

Setting Our Sights on a Larger Opportunity Source: Internal company estimates of North American opportunities and positions; estimated AWI position includes 50% of sales by WAVE JV. AWI ~50% Driving growth in broader ceiling & wall solutions space AWI ~25%

Our Business Segments & Joint Venture Mineral Fiber (MF) Driving AUV Architectural Specialties (AS) Expand Into Adjacencies Deliver profitable top line growth by growing our core MF business and expanding into adjacencies through AS Leader in on-trend solutions Design through construction solutions leveraging digital technologies Double digit organic growth Overview Expand capabilities…Organically & through acquisitions Leverage acquisitions to strengthen competitive advantage Increase scale to drive margin expansion Outlook Note: AUV data is for US and Canada commercial channels - mineral fiber only. Complementary WAVE JV Unmatched value Overview Over $700M in dividends since 2010 130% ROIC...29 years of value creation Leader in core, specialty grid & integrated solutions Outlook Continue to drive price over inflation Leverage innovation to deliver unmatched value propositions Seamless Integration with AWI Founded in 1992

Clear Strategy Driving Value Creation Consistent strategic priorities enabling shareholder value creation Strategic Overview Healthy Spaces to drive renovation “renaissance” Product innovation to meet new customer needs and improve product mix kanopi e-commerce platform for new demand Continued integration of acquisitions Robust pipeline of additional opportunities Leverage new design capabilities across platform Mineral Fiber volume growth of 0% to 2% and AUV growth of 3% to 6% 10-3-1 path from optimization to disruption Digital platforms to reduce friction with customers Focus on productivity and scalability Consistent capex Invest for growth and productivity Return to shareholders via dividends and buybacks >15% Architectural Specialties top-line growth with margin expansion Declining net debt and adjusted FCF ~20% of sales Critical enabler for sales, productivity and efficiency improvements Value Creation Model* *Current management estimates; reflects medium-to-long term annual growth targets; Adjusted EPS Growth excludes acquisition-related amortization.

Sustainability / ESG…Bringing our WHY to life Lead a transformation in the design and building of spaces fit for today and tomorrow

Our Winning Formula Unique Position Our Winning Formula Winning through key elements of differentiation

Revitalize the Mineral Fiber Category

Industry Trends… What the Market Is Looking for Solutions to address current and future market needs Simple, centralized, easy to access information Digital Platforms offering end to end solutions Higher end interior finishes with less design constraints Product Transparency Inspirational Flexible Design Digitalization Products without “chemicals of concern” Innovative solutions free of “red-list chemicals” Custom looks with standard lead times Acoustical Comfort Acoustical comfort and privacy in every environment Ideal combination of sound absorption & blocking What the market seeks…. What AWI delivers… Healthy Spaces Healthier spaces with protection from pathogens; a place to feel safe Suite of products to contain, clean, and protect

Suite of products to contain, clean, and protect spaces Healthy Spaces a catalyst for sizable renovation opportunity Digital transformation underway to address frictions and drive volume Revitalizing Mineral Fiber Category Driving growth in AUV & volume Total Accoustics DESIGN Flex Digital Sustain Breaking mineral fiber design paradigms Selling more into each space…Accelerate Renovation Innovation Platforms Healthy Spaces

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Where We Are Going…Revitalizing Mineral Fiber

New Solutions

- Total Acoustics & Sustain
- DesignFlex Ceilings Systems
- Digital Journey
- "AcoustiBuilt" Seamless Mineral Fiber
- Healthy Spaces – 24/7 Defend
- 8,000+ SKU portfolio

Total Acoustics & Sustain



- Class A office standard
- 7-10% growth rate

DesignFlex



- Custom design w/ standard lead time
- 4x-6x AUV vs 2x2 MF

AcoustiBuilt



- Drywall look with Acoustics
- Access to 250 million sq.ft. annual market

Digital Journey



- Path to a frictionless customer experience
- Drive incremental MF volume

Healthy Spaces



- Contain, Clean, and Protect against pathogens
- Substantial Mix-Up opportunity

Our new solutions get us into more space more of the time

Armstrong WORLD INDUSTRIES

Healthy Spaces – Ecosystem / Ceiling Focus Areas Healthy Spaces must support the planet and well being of people Healthy Spaces Ecosystem Air … just as important as outdoor air quality. We have gained a whole new appreciation for proper air circulation, ventilation, filtration and cleaning to eliminate dirt, dust and contagions   Placeholder 01 Placeholder 01 Design & Sustainability… must be centered on the health and well being of the planet and people … so we feel good and want to be where we are. Light … affects our mood, our energy, our cognition, even how well we sleep at night. The best balance and rhythm of natural and supplemental light can optimize how we think and feel.   Sound & Temperature … no one is comfortable or operating at their best in a space that’s too loud or too quiet or too hot or too cold. The noise level and temperature must be just right.

Ceilings Matter in Creating Healthy Spaces Ceilings help contain, clean, and protect Objective: Inhibit airflow through the ceiling plane resulting in pathogen containment from room to room Contain: ceilings can help prevent pathogens from spreading room to room Clean: ceilings can direct more air to cleaning devices Protect: ceilings can provide structurally tighter enclosures to maintain proper pressure differential to enhance indoor air quality Building community looks to ASHRAE for guidance around COVID mitigation strategies and reopening spaces…we are designing solutions to align to ASHRAE guidance. The WELL Health-Safety Rating includes more than 20 features across core areas…we are designing solutions to align to WELL standards. Note: Gasketed ceiling solution designed to reduce air leaks through ceiling plane by up to four times over standard ceilings.

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Latest Launch – 24/7 Defend

24/7
DEFEND™
Solutions for Healthier, Safer Spaces

CONTAIN CLEAN PROTECT

2 Major Product Launches within months of the National shutdowns across the U.S.

CleanAssure™ Portfolio

Cleanable and disinfectable ceiling, wall and suspension systems based on CDC-recommendations, with foggable, sprayable, and wipeable options



Health Zone AirAssure™

High performance ceilings with sealed edges that inhibit airflow through the ceiling plane for better air filtration, improved air quality and reduced risk of pathogen transfer



VidaShield UV24™ System

Unobtrusive system draws air into a chamber above the ceiling, exposes it to UV light and returns clean air to the room



...and more to come...

Making a difference for healthier, safer spaces

Armstrong
WORLD INDUSTRIES

Converting Market Knowledge Into Value Creation Mineral Fiber AUV* New Product Vitality Index Note: New product sales as % of total sales Differentiated innovation driving our results Note: AUV growth 50/50 split between price & mix 5% CAGR Note: AUV data is for US and Canada commercial channels - mineral fiber only. *AUV = Average Unit Value

Accelerate Architectural Specialties

Growing through Share Gains and Acquisitions Acquisitions are growth accelerators for Architectural Specialties *Acquisitions represent reportable AWI sales $ in the year acquired + next calendar year sales. Double digit organic growth (excl. 2020 acquisitions) Leveraging new designs & technologies across AWI’s scale and distribution Manufacturing synergies driven by AWI’s proven expertise in Lean Target 1-3 acquisitions per year to add unique capabilities for broader participation in commercial spaces 20% CAGR

23

Expanding AS Capabilities with the Right Acquisitions

2017

Tectum
High impact wood fiber ceilings, walls & roofdeck
$25M Revenue

2018

Plasterform
Glass reinforced gypsum…ultra expressive
$10M Revenue

Steel Ceilings
Architectural, radiant, security
$10M Revenue

2019

ACGI
Custom wood ceilings and walls
$35M Revenue

MRK
Specialty metal interior and exterior

2020

Turf Design
Custom felt ceilings and walls
$25M Revenue

Moz Designs
Custom metal ceilings and walls
$10M Revenue

Arktura
Specialty metal and felt ceiling and walls
$40M Revenue







Timing & Financial Impact

- Target 1-3 per year
- ~$50M in total acquisition spend
- Healthy Pipeline, timing often driven by seller's succession planning
- 8 closed transactions since 2017
  - Average purchase price: 10X EBITDA
  - Average annual revenue: $20M+ at time of purchase

$155M* acquisition-related topline benefit (2017 – 2020)…with post-synergy multiples from 6x-8x EBITDA

Armstrong WORLD INDUSTRIES

*Revenue figures LTM at time of acquisition. Excludes MRK due to prior supplier relationship.

Accelerate Digital Transformation

25

Digitalization to Support Growth and Productivity

Level of Impact

~10 Optimization Opportunities

~3 Step Change Outcomes

- kanopi
- ProjectWorks

~1 Industry Disruption

A continuous & collaborative approach across all levels throughout the company to develop, test, and realize our digital ambition. Additional focus and resources infused into Step Change Outcomes.

Level of Disruption

Focus on Step Change, continue to work optimization

Armstrong WORLD INDUSTRIES

kanopi - A New Digital Platform to Accelerate Renovation Addressing key customer friction – What to buy & where to buy it To inspire & enable healthy spaces via ceiling remodel and renovation www.kanopibyarmstrong.com Check it out! @

Cash Flow & Capital Allocation

Consistent Ability To Grow AUV & Expand Margins Note: AUV data is for US and Canada commercial channels - mineral fiber only. EBITDA Margin data is for total AWI. Increases in Average Unit Value (AUV) Over Time ... …Yielding Significant Adjusted EBITDA Margin Expansion 35% 19% Millions Continuous price/mix & productivity driving margin expansion

Historical Indexed Adj. Cash Conversion (2006 = 100) Stability Through the Cycle *Peer index includes ALLE, AOS, APOG, AYI, DOOR, FBHS, JHX, LII, MAS, MHK, NCS, OC, SHW, SSD, & TILE. Represents growth in Adjusted Cash Conversion (Adjusted EBITDA – Capex) of peers applied to index value from previous year. Source: Bloomberg. Americas cash conversion never fell below 2006 levels … even through the recession

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2021 Guidance – July Update [1]

Updated from prior guide

	2020 Actual	Prior Guidance	Current Guidance	
Revenue	$937	$1,030 – $1,060 *10% – 13% YoY*	$1,085 – $1,105 *16% – 18% YoY*	▪ MF AUV 6%-9%, positive like-for-like pricing & mix ▪ Growth Initiatives, primarily kanopi & Healthy Spaces, drive MF volume up 2% - 4% ▪ 2020 acquisitions benefit AS 20% - 25%
Adjusted EBITDA*	$330	$360 – $372 *9% – 12% YoY*	$370 – $380 *12% – 15% YoY*	▪ AUV and volume gains fall through ▪ Manufacturing productivity and improved earnings from WAVE drive margin improvement ▪ Includes benefit of 2020 acquisitions ▪ Investment in growth initiatives continues in 2021
Adjusted EPS*	$3.74	$3.80 – $4.00 *5% – 10% YoY*	$4.20 – $4.40 *12% – 18% YoY*	▪ $25 million of interest expense ▪ 25% book tax rate ▪ ~$63 million depreciation, ~$35 million amortization ▪ 48 million average diluted shares outstanding ▪ Excludes $21 million of acquisition amortization
Adjusted Free Cash Flow*	$212	$185 – $205 *(13%) – (3%) YoY* *19% FCF Margin*	$195 – $210 *(8%) – 1% YoY* *19% FCF Margin*	▪ $80-$85 million of Cap Ex ▪ $25 million of cash interest expense ▪ Cash tax rate 20% - 25% ▪ Higher Working Capital due to increased sales

Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Adjusted EPS excludes $0.11 in relation to acquisition-related amortization in 2020.

[1] Assumes no significant pandemic-related shutdowns or project delays due to supply chain disruptions. As issued on July 27, 2021.

Armstrong WORLD INDUSTRIES

Value Creation Model Significant value creation through free cash flow generation Revenue 5% – 10% annual growth Adjusted EBITDA and Margins >10% annual growth 35% – 40% margin Adjusted EPS 15% – 20% annual growth Adjusted Free Cash Flow 10-15% annual growth >50% of Adjusted EBITDA 0% – 2% Mineral Fiber volume growth 3% – 6% AUV increase >15% Architectural Specialties volume 1-3 Acquisitions add 100 – 300 bps ~60% incremental margin in mineral fiber Continue to price over inflation Productivity – Manufacturing and SG&A Architectural Specialties margin expansion WAVE equity earnings growth Declining net debt due to significant cash generation 25% book tax rate Excludes impact of acquisition-related amortization 20 - 25% cash tax rate $25 million cash interest expense Stable level of capital expenditures Balanced capital allocation

Strongest Position & Margins of Any Public Building Products Business A unique position versus the best businesses in building products Note: Figures estimates only and based on externally sourced available data. Companies shown represent the following industries (position within industry): Acuity – Lighting (#1); Armstrong – Commercial Ceilings (#1); Azek – Residential Segment (#2); Caesarstone – Quartz Surfaces (#3); James Hardie – Siding (#1); Jeld-Wen – Doors (T-#1); Masonite – Doors (T-#1); Mohawk – Flooring (#1); Owens Corning (Insulation) -- #1; Owens Corning (Roofing) – Roofing (#2); Sherwin Williams – Architectural Paint (#1); Stanley Black & Decker – Power Tools (#1); Trex – Residential Segment (#1). Low High High

Unique Cash Flow Generation Capabilities Valuation upside based on best-in-class free cash flow Note: Valuation multiples and FCF margins reflect parent company values, not the individual segments plotted on the previous page. *FCF margin defined as (EBITDA – capex) / sales.

Appendix Management Biographies Balance Sheet Data Reconciliations to GAAP Other

Management Biographies Brian MacNeal Senior Vice President and Chief Financial Officer, Armstrong World Industries Vic Grizzle is the chief executive officer and a member of the board of directors of Armstrong World Industries (AWI). He joined the company in January 2011. Vic brings 23 years of experience in process improvement, sales, marketing and global business leadership to the business, and under his leadership, AWI shareholder returns have increased over 50%. Prior to joining the company, he was group president of Global Structures, Coatings and Tubing for Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming. Before Valmont, he was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Earlier in his career, Vic spent 16 years at GE in expatriate assignments in Europe and Asia. Vic serves on the Boards of Directors of Franklin Electric, a global leader in the production and marketing of systems and components for water and automotive fuels, and for WAVE, the Worthington-Armstrong Joint Venture that manufactures suspended ceiling grid systems. He holds a bachelor’s degree in mechanical engineering from California Polytechnic University. Brian MacNeal is chief financial officer of Armstrong World Industries. He joined the company in 2014 as vice president of Global Finance. Prior, he spent 20 years at the Campbell Soup Company in roles of increasing responsibility. Brian’s finance and accounting experience with Campbell’s spanned multiple assignments in manufacturing, marketing and project management. His most recent role was director of Finance for U.S. Soup where he led the strategy to enter emerging markets in Russia and China. He began his career with Price Waterhouse Coopers in the audit department. Brian graduated cum laude from Villanova University with a bachelor’s degree in Accounting. He is a certified public accountant and serves on the Board of Directors of WAVE, the Worthington-Armstrong Joint Venture that manufactures suspended ceiling grid systems. Victor Grizzle Chief Executive Officer and President, Armstrong World Industries

Capital Structure & Liquidity Strong balance sheet and liquidity position to support growth and capital allocation priorities Liquidity $419 million Retirement income plan (RIP) fully funded as of year-end 2020 No cash contributions in over 30 years *As defined in credit agreement

Market Drivers Broad array of sector drivers that impact demand; Recovery underway

Non-Residential Activity Timeline (New and Major Reno) Extended nature of projects reduce variation in demand Design Development Plans and Specs Start 60 days to break-ground Design Architect selected 30 GC Bidding Bids accepted AWI budget #s 24 21 AWI Shipments 18 0 Months Subcontractor bidding ABI Bids Starts External Indicators

Performance Through the Downturn (2008-2011) Resilience through poor economic conditions Volume declined 20% in 2009 AUV increased every year Price exceeded inflation every year Manufacturing footprint restructured SG&A was right-sized Capital spending was tightened Margins were restored by 2010 2011 adjusted EBITDA 40% above 2009 Note: Margin data is adjusted for standard exclusions as well as for stranded overhead costs associate with the separation from flooring and the sale of our international businesses. This provides consistent year to year comparability.

Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation and restricted stock expenses.

Adjusted Diluted Earnings Per Share Reconciliation (1) RIP expense (credit) represents the entire actuarial net periodic pension expense (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. (2) Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals. (3) Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. (4) Adjusted income tax expense is calculated using the adjusted tax rate multiplied by the adjusted earnings from continuing operations before income taxes. (5) Dilutive shares are as-reported. 2020 dilutive shares outstanding for the six months ended June 30, 2020 include anti-dilutive common stock equivalents which are excluded from U.S. GAAP Accounting. (6) The tax rate for the three and six months ended June 30, 2020 excludes the first quarter pension annuitization and the gain on the sale of our idled China facility.

Adjusted Free Cash⁽¹⁾ Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations.

Segment Reported Operating Income (Loss) to Adjusted EBITDA RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals.

Adjusted Net Sales Reconciliation Represents the impact of acquisition-related deferred revenue adjustments to fair value.

2021 Adjusted EBITDA Guidance Reconciliation Adjusted EBITDA RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be and do not plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our U.S. Retirement Income Plan.

2021 Adjusted EPS Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted EPS guidance for 2021 is calculated based on an adjusted effective tax rate of 25% and based on ~48 million of diluted shares outstanding. RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan and is recorded as a component of operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is based adjusted earnings before income tax.

2021 Adjusted Free Cash Flow Guidance Reconciliation Adjusted Free Cash Flow

Where We Were… Armstrong before the 2000s Products: Fissured Ceilings AUV: $.40 SF (MF AUV) Sales: $500M Key Facts Fissured Ceilings

Where We Are Today… Expanding the portfolio to align with market trends Mineral Fiber Ceilings Tectum Ceilings & Walls Wood Ceilings & Walls Metal Ceilings & Walls Smooth White Acoustical Tile (SWAT) Note: AUV data is for US and Canada commercial channels - mineral fiber only.

Ultima Health Zone Ultima Average Unit Value 3X fissured mineral fiber ceilings Project Profile: Penn Presbyterian Type of Space: Hospital Location: Philadelphia, PA Features: Total Acoustics & Sustain MF Ceilings (Scrubbable/Washable)

WOODWORKS Grille Ceilings WOODWORKS Average Unit Value 15X mineral fiber ceilings Project Profile: Salk Middle School Type of Space: School Location: Spokane, WA Features: Design & Acoustical Wood Ceilings

METALWORKS Torsion Spring Our products are now being specified in statement spaces Project Profile: Academy Tower Type of Space: Office Lobby Location: Los Angeles, CA Features: Custom Design Metal Ceilings

Tectum Walls & Ceilings More spaces in the same building Project Profile: Boys & Girls Club Type of Space: Gymnasium Location: Lancaster, PA Features: Durability & Acoustics with Tectum Walls & Ceilings

Total Acoustics & Sustain Total Acoustics & Sustain market penetration continues to grow Project Profile: BrandStar Offices Type of Space: Office Location: Deerfield Beach, FL Features: Great acoustics with no “chemicals of concern”

DESIGNFlex DESIGNFlex adds a never before seen look to mineral fiber ceilings Project Profile: Armstrong Avenue Type of Space: Statement Spaces Location: Lancaster, PA Features: Custom design with standard product lead time

Exposed Structure Portfolio Our Exposed Structure portfolio allows us to enter new spaces Project Profile: Suburban Beer Type of Space: Exposed Structure Location: Malvern, PA Features: Acoustics & design for Exposed Structure spaces

“AcoustiBuilt” - Seamless Mineral Fiber Seamless mineral fiber gains share from drywall ceilings Project Profile: University (confidential) Type of Space: Auditorium Location: United States Features: Drywall look with acoustics